SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  December 5, 1996



                         Seafield Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
     -----------------------------------------------------------------
     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
     -----------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
     -----------------------------------------------------------------
            (Registrant's telephone number, including area code)







Item 5.     Other Events

On December 5, 1996, the Registrant announced that its 82% owned subsidiary, LabOne, Inc. (LabOne), has agreed to acquire selected assets, including customer lists, of Gib Laboratories, Inc., a subsidiary of Prudential Insurance Company of America. The transaction is subject to approval by Gib Laboratories' and Prudential's boards of directors. Concurrently, Prudential's Individual Insurance Group ahs agreed to use LabOne as its exclusive provider of risk assessment testing services.

Gib Laboratories, Inc., based out of New Providence, New Jersey, is the fourth largest provider of risk assessment testing.














                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  December 16, 1996              By:  /s/  Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary